SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS (the “Funds”)

The following paragraph replaces the final paragraph of the subsection entitled “OTHER TAX CONSIDERATIONS” in the section entitled “TAX INFORMATION” in the Funds’ Statement of Additional Information:

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder of a Fund who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. A Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of a Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2010. It is currently unclear whether Congress will extend the exemptions from withholding for tax years beginning on or after January 1, 2010. Although absolute certainty cannot be provided, each of Institutional 100% Treasury Money Market Fund and Prime Cash Management Money Market Fund expects to make such designations with respect to all of its potentially eligible dividends and/or treat such dividends as eligible for this exemption from withholding. Depending on the circumstances, each other Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

March 12, 2009	584091 (3/09)